EXHIBIT 99.12


                                                        UPDATED POSITIONS MAY                      08:41 Thursday, June 17, 2004   1
                                                      Portfolio Summary Report
                                                  Prepared by Goldman, Sachs & Co.


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Pg   Pool Classification           Loans       Sched Balance  Gross WAC    Net WAC   Orig WA    ST WAM    Am WAM       Age
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0001 GSAA-2004-05   , IN POOL      1,465        $303,921,189      6.552      6.027       352       351       349         2
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*** TOTALS ***                     1,465        $303,921,189
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Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              UPDATED POSITIONS MAY      June 17, 2004   8:41  PAGE 0001
Deal                  GSAA-2004-05
Pool                  IN POOL



 Loans        Sched Balance   Gross WAC     Net WAC  Orig WA   ST WAM   Am WAM      Age    OLTV
------  -------------------  ----------  ----------  -------  -------  -------  -------  ------
 1,465         $303,921,189       6.552       6.027      352      351      349        2    81.0
------  -------------------  ----------  ----------  -------  -------  -------  -------  ------
 Loans   Comb LTV     FICO        DTI  Margin  1st Cap  Per Cap  Life Ca  05/04 MTR
------  ---------  -------  ---------  ------  -------  -------  -------  ---------
 1,465       81.6      684      37.21    6.76     3.00     1.50     7.00      24.58
------  ---------  -------  ---------  ------  -------  -------  -------  ---------


------------------------------------------------------------------------
Gross Rate              Sched Balance              Orig Term
----------------------  -------------------------  ---------------------
4.25 - 4.49%      0.31    $25,001-$ 50,000   0.36  176 - 180 Mont   3.89
4.50 - 4.749%     0.86    $50,001-$ 75,000   2.00  181 - 240 Mont   0.56
4.75 - 4.99%      3.69    $75,001-$100,000   3.63  241 - 300 Mont   0.08
5.00 - 5.249%     7.71   $100,001-$120,000   5.05  356 - 360 Mont  95.47
5.25 - 5.49%      4.64   $120,001-$140,000   6.46
5.50 - 5.749%     5.22   $140,001-$160,000   6.93
5.75 - 5.99%      7.66   $160,001-$180,000   6.48
6.00 - 6.249%     5.78   $180,001-$200,000   5.44
6.25 - 6.49%      5.80   $200,001-$250,000  11.61
6.50 - 6.749%     8.12   $250,001-$300,000  12.86
6.75 - 6.99%     11.42   $300,001-$350,000   9.46
7.00 - 7.249%     8.52   $350,001-$400,000   9.14
7.25 - 7.49%     10.39   $400,001-$450,000   6.59
7.50 - 7.749%     9.01   $450,001-$500,000   5.68
7.75 - 7.99%      5.91   $500,001-$550,000   3.10
8.00 - 8.249%     2.21   $550,001-$600,000   2.28
8.25 - 8.49%      0.94   $600,001-$650,000   1.66
8.50 - 8.749%     0.74   $700,001-$750,000   0.24
8.75 - 8.99%      0.84   $800,001-$900,000   0.29
9.00 - 9.249%     0.15   $900,001-$1000,00   0.33
9.25 - 9.49%      0.07   $1.0M  - $1.25M     0.41
------------------------------------------------------------------------


----------------------------------------------------------
St Term                St AM Term             Age
---------------------  ---------------------  ------------
171 - 175 Mont   0.05  Other/Unknown   18.69    0     0.10
176 - 180 Mont   3.85  171 - 175 Mont   0.05    1    40.24
181 - 240 Mont   0.56  176 - 180 Mont   3.67    2    53.13
241 - 300 Mont   0.08  181 - 240 Mont   0.56    3     3.47
351 - 355 Mont   1.38  241 - 300 Mont   0.08    4     1.64
356 - 360 Mont  94.09  341 - 345 Mont   0.07    5     0.30
                       346 - 350 Mont   0.08    6     0.94
                       351 - 355 Mont   1.08    7     0.12
                       356 - 360 Mont  75.72    8     0.07
----------------------------------------------------------


----------------------------------------------------------------------
Geography               Orig LTV                Comb LTV
----------------------  ----------------------  ----------------------
California       19.95   0.01-50.00%      4.96   0.01-50.00%      4.96
New York         13.70   50.01-60.00%     5.79   50.01-60.00%     5.79
Florida          12.60   60.01-65.00%     3.12   60.01-65.00%     3.12
Illinois          5.09   65.01-70.00%     7.44   65.01-70.00%     7.30
Arizona           4.97   70.01-75.00%     4.26   70.01-75.00%     4.26
Massachusetts     3.81   75.01-80.00%    22.42   75.01-80.00%    19.64
New Jersey        3.64   80.01-85.00%     7.98   80.01-85.00%     7.72
Virginia          3.51   85.01-90.00%    18.19   85.01-90.00%    17.86
Nevada            3.21   90.01-95.00%    22.45   90.01-95.00%    23.76
*More*           29.53  *More*            3.39  *More*            5.60
----------------------------------------------------------------------


-------------------------------------------------
FICO             Product          Silent
---------------  ---------------  ---------------
Missing    0.12  2/28 Hyb   3.04  N         95.81
520-559    0.70  3/27 Hyb   1.25  Y          4.19
560-579    0.35  FIXED     95.71
580-599    1.00
600-619    5.35
620-649   20.46
650-699   36.01
700-749   22.27
750-799   13.26
*More*     0.47
-------------------------------------------------


----------------------------------------------------------------------------
Property Type              Purpose                   Occupancy
-------------------------  ------------------------  -----------------------
SINGLE FAMILY       63.10  PURCHASE           48.80  OWNER OCCUPIED    92.49
PUD                 18.91  CASHOUT REFI       36.36  NON-OWNER          6.00
2-4 FAMILY          12.87  RATE/TERM REFI     14.84  SECOND HOME        1.51
CONDO                5.13
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--------------------------------------------------------
Docs                Units         DTI
------------------  ------------  ----------------------
No Doc       34.96   .      0.36   Missing         38.17
Stated Inco  29.08   1     86.77   0.01-10.00%      0.20
Full Doc     26.55   2      9.09   10.01-20.00%     2.74
Stated Asse   7.00   3      2.24   20.01-30.00%    13.16
Stated        2.41   4      1.54   30.01-40.00%    21.08
                                   40.01-50.00%    20.73
                                   50.01-60.00%     3.05
                                   60.01=95.00%     0.78
                                   100+ %           0.10
--------------------------------------------------------


------------------------------
MI
------------------------------
OLTV LE 80               47.99
MORTGAGE GUARANTY        18.53
OLTV GT 80 NO MI         16.26
PMI MORTGAGE INSURANCE    8.88
RADIAN GUARANTY           8.35
------------------------------


-----------------------------------------------------------------
Prepay Term      Self Employ      IO Flag         IO Term
---------------  ---------------  --------------  ---------------
   60     27.82  N         83.42  N        81.31      .     81.31
    0     25.71  Y         16.58  Y        18.69    120     15.05
   36     24.45                                      24      2.48
   12     12.36                                      36      1.16
   24      9.60
   30      0.05
-----------------------------------------------------------------


-------------------------------------------------------------------------------
Arm Index           Margins         1st Rate Cap   Per Rate Cap   Life Adj Cap
------------------  --------------  -------------  -------------  -------------
             95.71     .     95.71     .    95.71     .    95.71     .    95.71
6 Month Lib   4.29    5.450   0.12    3.00   4.29    1.50   4.29    7.00   4.29
                      5.940   0.07
                      6.100   0.24
                      6.250   0.06
                      6.325   0.11
                    *More*    3.70
-------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.